ESPEY MFG. & ELECTRONICS CORP.

                                 --------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 2004
                                 --------------

                                                                October 12, 2004

To the Shareholders of

      ESPEY MFG. & ELECTRONICS CORP.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Holiday Inn, 232 Broadway, Saratoga Springs, New York, on November 12, 2004, at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect two Class B Directors to serve for a three year term or until their respective successors are duly elected and qualify; and

      2. To vote on the approval of an Amendment to the Company's Certificate of Incorporation, as amended, to change the number of members of the Board of Directors from nine to a number not less than three, nor more than nine; and

      3. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2005.

      No other business may be transacted at the meeting.

      The Board of Directors has fixed the close of business on October 5, 2004, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

      Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.

                                             By Order of the Board of Directors,


                                                      PEGGY A. MURPHY
                                                    Corporate Secretary

      Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelop.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Holiday Inn, 232 Broadway, Saratoga Springs, New York, on November 12, 2004, at 10:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 12, 2004.

Voting and Revocability of Proxies

      Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of Class B Directors nominated by the Board of Directors. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

      The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders is required to approve the Amendment to the Company's Certificate of Incorporation and the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

      The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

      Only holders of Common Stock of record on the books of the Company at the close of business on October 5, 2004 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 5, 2004, 1,010,804 shares of Common Stock.

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. The terms of the two Class B Directors expire at the current Annual Meeting. The Board of Directors has nominated two persons to stand for election as Class B Directors.

      The votes will be cast pursuant to the enclosed proxy for the election of each of the Class B nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class B Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

      Currently, the Company's Certificate of Incorporation, as amended, states that the Company shall have nine Directors serve on its Board of Directors. In the event the shareholders elect the two nominees named herein, the Company will have eight members serving on its Board of Directors. As is stated in the attached Notice of Meeting, the Company has included an amendment to the Certificate of Incorporation as an additional item to be voted upon by the Company shareholders at the Annual Meeting. If approved, the amendment would permit the Company to have no less than three and no more than nine members serving on the Board of Directors.

      The names and business experience for the past five years of the two persons who have been nominated by the Board of Directors to stand for election as Class B Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2005 or 2006 Annual Meeting appear below.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS B DIRECTORS.

                  NOMINEES FOR CLASS B DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

                                                                                                                   Period to
                                              Offices and                                                             Date
                                            Positions Held                                                         Served as
       Name                   Age            with Company             Principal Occupation or Employment            Director
       ----                   ---            ------------             ----------------------------------            --------
William P. Greene .........   74                  --               Mr. Greene was Vice President of Operations        1992
                                                                   from March 1, 1999, and resigned as an
                                                                   executive officer effective December 31,
                                                                   2000. Prior to joining the Company, he was
                                                                   Vice President of Finance for ComCierge,
                                                                   LLC, San Diego, CA, since August 1997.
                                                                   Prior to that position, he was Vice
                                                                   President of Operations for Bulk Materials
                                                                   International Co., Newton, CT, from 1993 to
                                                                   July 1997. From 1991 to 1993, Mr. Greene
                                                                   was Associate Professor of Finance and
                                                                   International Business, Pennsylvania State
                                                                   University in Kutztown, PA. From 1985 to
                                                                   1990, he was Associate Dean of the School
                                                                   of Business, United States International
                                                                   University, San Diego, CA. From 1992 to
                                                                   1995, he was Chairman of the Department of
                                                                   Business, Skidmore College, Saratoga
                                                                   Springs, NY. Prior to that he had been
                                                                   employed as an officer for several
                                                                   financial institutions.

Seymour Saslow ............   83                  --               Mr. Saslow was Senior Vice President since         1992
                                                                   December 6, 1996, and resigned as an
                                                                   executive officer effective December 31,
                                                                   1999. Prior to being elected to Senior Vice
                                                                   President, Mr. Saslow served as Vice
                                                                   President- Engineering since April 3, 1992.

                       CLASS C DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

                                                                                                                    Period to
                                              Offices and                                                              Date
                                            Positions Held                                                          Served as
       Name                   Age            with Company             Principal Occupation or Employment            Director
       ----                   ---            ------------             ----------------------------------            --------
Paul J. Corr ..............   60                  --               Certified Public Accountant and a Professor        1992
                                                                   of Business, Skidmore College, in Saratoga
                                                                   Springs, NY, since 1981, currently holding
                                                                   the position of Associate Professor; Mr.
                                                                   Corr is also a shareholder in the Latham,
                                                                   New York accounting firm of Rutnik, Matt &
                                                                   Corr, P.C. and a principal in Capital
                                                                   Financial Advisors, LLC since 2003.

                       CLASS C DIRECTORS -- SERVING FOR A
         THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING (continued)

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment          Director
       ----                   ---            ------------             ----------------------------------          --------
Barry Pinsley (1) .........   62        Non-Executive Officer      Certified Public Accountant who for five         1994
                                                                   years acted as a consultant to the
                                                                   Company prior to his election as a Vice
                                                                   President- Special Projects on March 25,
                                                                   1994. On December 6, 1997, Mr. Pinsley
                                                                   was elected to the position of Vice
                                                                   President-Investor Relations and Human
                                                                   Resources, from which he resigned on June
                                                                   9, 1998. Mr. Pinsley has been a
                                                                   practicing Certified Public Accountant in
                                                                   Saratoga Springs, New York since 1975,
                                                                   and is currently semi-retired.

Michael W. Wool ...........   58                  --               Attorney engaged in private practice             1990
                                                                   of law and Senior Partner since 1982 in
                                                                   the law firm of Langrock, Sperry & Wool,
                                                                   with offices in Burlington, VT and
                                                                   Middlebury, VT. Mr. Wool also serves on
                                                                   the board of the New England Board of
                                                                   Higher Education and the Burlington Boys
                                                                   and Girls Club.

                                     CLASS A DIRECTORS -- SERVING FOR A
                             THREE YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment          Director
       ----                   ---            ------------             ----------------------------------          --------
Howard Pinsley (1) ........   64          President, Chief         Howard Pinsley for more than the past five       1992
                                          Executive Officer        years has been employed by the Company on
                                          and Chairman of          a full-time basis as Program Director
                                          the Board                prior to being elected Vice President-
                                                                   Special Power Supplies on April 3, 1992.
                                                                   On December 6, 1996, Mr. Pinsley was
                                                                   elected to the position of Executive Vice
                                                                   President. On June 9, 1998 he was elected
                                                                   to the positions of President and Chief
                                                                   Operating Officer. Subsequently he became
                                                                   Chief Executive Officer and Chairman of
                                                                   the Board.

Alvin O. Sabo .............   61                  --               Attorney engaged in private practice of law      1999
                                                                   and Senior Partner of the law firm of
                                                                   Donohue, Sabo, Varley & Armstrong, P.C.
                                                                   in Albany, NY since 1980. Prior to that
                                                                   position, he was Assistant Attorney
                                                                   General, State of New York, Department of
                                                                   Law for eleven years.

Carl Helmetag .............   56                  --               President and CEO of UVEX Inc. in                1999
                                                                   Providence, RI. From 1996 to 1999, he was
                                                                   President and CEO of HEAD USA Inc. Prior
                                                                   to that position, Mr. Helmetag was
                                                                   Executive Vice President and then
                                                                   President at Dynastar Inc. from 1978 to
                                                                   1996. He is an MBA graduate from The
                                                                   Wharton School of Business, University of
                                                                   Pennsylvania.

----------
(1) Barry Pinsley and Howard Pinsley are cousins.

      Howard Pinsley serves as a director of All American Semiconductor, Inc. None of the other directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

      The only individuals currently considered executive officers of the Company not identified above are:

      Garry M. Jones, 63, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

      John J. Pompay, Jr. for more than the past five years has been employed by the Company on a full-time basis as Vice President-Marketing and Sales since December 6, 1996. Effective April 5, 2004, Mr. Pompay retired as an executive officer.

      Peggy Murphy, 45, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

      David A. O'Neil, 38, Treasurer and Principal Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

      Timothy A. Polidore is currently the Assistant Treasurer of the Company. Mr. Polidore joined the Company on May 17, 1999. Prior to joining the Company he was Accounting Manager for Brinks, Inc. Effective August 6, 2004, Mr. Polidore resigned.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During the Company's fiscal year ended June 30, 2004, the Board of Directors held a total of 10 meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings and annual stockholder meetings. All of the Company's directors attended the 2003 Annual Meeting.

      The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2004, the Audit Committee held 5 meetings, and each Committee member attended at least 75% of such meetings.

      The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, and Paul J.Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2004, the Nominatiang Committee held 2 meetings and each committee member attended at least 75% of such meetings.

      All of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the American Stock Exchange.

      The Board has a standing Stock Option Committee whose members are William
P. Greene, Chairman, Howard Pinsley, and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that comprise each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2004, the Stock Option Committee did not meet and no options were granted.

                            COMPENSATION OF DIRECTORS

      The Company's standard arrangement compensates each director of the Company an annual fee in the amount of $15,000 for being a member of the Board of Directors. Each Director that also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each director that serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. No other Committee members receive additional compensation. Executive officers that also serve on the Company's Board of Directors do not receive director's fees.

      Directors are also eligible to receive stock options under the 2000 Stock Option Plan at the discretion of the Stock Option Committee. For the year ended June 30, 2004, no options were granted and the following options remain granted and unexercised by the Directors in accordance with the 2000 Stock Option Plan.

      Name                         Number of Options        Exercise Price Range
      ----                         -----------------        --------------------

Seymour Saslow                           1,500                 $17.95 - 19.85

Barry Pinsley                            1,500                  13.25 - 19.85

Michael W. Wool                          1,500                  17.95 - 19.85

William P. Greene                          900                  17.95 - 19.85

Paul J. Corr                             1,600                  13.25 - 19.85

Alvin O. Sabo                            1,400                  13.25 - 19.85

Carl Helmetag                              800                  13.25 - 19.85

Howard Pinsley                           6,000                  17.95 - 19.85

In accordance with the 2000 Stock Option Plan the above options have exercise dates that range from March 1, 2002 through and expiring on March 4, 2013.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2004, June 30, 2003, and June 30, 2002 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                         Compensation
                                                                                         ------------
                                                                                          Securities
          Name and                                          Annual Compensation           Underlying       All Other
     Principal Position            Fiscal Year          Salary              Bonus           Options     Compensation(1)
     ------------------            -----------          ------              -----           -------     ---------------
     Howard Pinsley                   2004             $190,120            $20,000               0         $ 34,826
       President and                  2003             $180,404            $12,500           2,000         $ 19,109
       Chief Executive Officer        2002             $173,120            $25,000           2,000         $ 11,841

     John J. Pompay, Jr.(2)           2004             $165,622            $25,000               0         $ 34,733
      Vice President-Sales            2003             $160,554            $25,000             800         $ 19,244
                                      2002             $154,340            $25,000             800         $ 12,134

     David A. O'Neil                  2004             $112,250            $12,500               0         $ 13,101
       Treasurer and Principal        2003             $105,490            $10,000             800         $ 10,738
       Financial Officer              2002             $ 99,950            $12,500             800         $  9,899

----------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's ESOP to the extent to which each named executive officer is vested, and (b) the Company's matching contribution under the 401K plan.

(2)   Mr. Pompay retired, effective April 5, 2004, as an executive officer.

                        OPTION GRANTS IN LAST FISCAL YEAR

      There were no options granted during the year ended June 30, 2004.

      The following table sets forth information concerning unexercised options held on June 30, 2004 by the named executive officers:

     AGGREGATED OPTIONS AT FISCAL YEAR-END AND FISCAL YEAR-END OPTION VALUES

                                                                    Number of Securities           Value of Unexercised
                                 Shares                            Underlying Unexercised              In-the-Money
                                Acquired                                 Options at                     Options at
                                   On              Value             Fiscal Year-End ()             Fiscal Year-End ($)
      Name                      Exercise         Realized         Exercisable/Unexercisable     Exercisable/Unexercisable)
      ----                      --------         --------         -------------------------     --------------------------
Howard Pinsley                      0                0                   4,000/2,000                  15,800/8,700

John J. Pompay Jr.*                 0                0                     800/800                     2,400/3,480

David A. O'Neil                     0                0                     800/800                     2,400/3,480


----------
*Mr. Pompay retired, effective April 5, 2004, as an executive officer.


In accordance with the 2000 Stock Option Plan, the above options have exercise dates that range from March 1, 2002 through and expiring on March 4, 2013.


Insurance

      The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

      The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

               Employment Contracts and Termination of Employment

      The Company has an employment contract with John J. Pompay Jr. in connection with his duties as Vice President-Marketing and Sales. The contract was effective as of January 1, 2003, and allowed, on April 5, 2004, Mr. Pompay to voluntarily resign as Vice President of Marketing and Sales and accept an option under the contract as a non-executive officer in which he will receive full benefits plus full compensation for 13 weeks and then for the next 143 weeks receive $1,000 per week for services to be rendered. This contract expires on April 5, 2007.

      The Company entered into an agreement with Howard Pinsley, President and CEO effective July 1, 2002. The contract allows Mr. Pinsley upon his resignation or termination to become a non-executive officer of the Company for a period of thirty-six months. In consideration for services to be provided by Mr. Pinsley for the equivalent of two days a month after his resignation or termination, and to perform duties as reasonably requested by the Company, he will receive full benefits plus $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. This ageement expires on December 31, 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, which is attached as Exhibit A to this Proxy Statement.

      In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2004 with management and the independent auditors.

      The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

      The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

                                                       Audit Committee:
                                                       Paul J. Corr, Chairman
                                                       Carl Helmetag
                                                       Alvin O. Sabo

                              NOMINATING COMMITTEE

      The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter, which is attached as Exhibit B to this Proxy Statement.

      The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

      The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated as it does for those proposed by other Board members, management and search companies.

      The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholders wishing to submit such a recommendation should send a letter, postmarked no later than 120 days prior to the date on which the Company annual meeting was held during the prior year, to the Secretary of the Company. The letter must identify its writer as a shareholders of the Company, provide evidence of the writer's stock ownership and provide:

      o The name, address, telephone number and social security number of the candidate to be considered;

      o A description of understandings, contractual, business or familial relationships between the shareholders and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

      o     The candidate's resume and at least three references;

      o A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

      All candidates recommended to the Nominating Committee must meet the independence standards of the American Stock Exchange and the definition of "independent director" in the Coompany by-laws.

      All nominees for election at this Annual Meeting were previously elected by the shareholders.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp. 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of September 14, 2004, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

Title                               Name and Address of                       Amount and Nature                      Percent
Class                                Beneficial Owner                      of Beneficial Ownership                  of Class
-----                                ----------------                      -----------------------                  --------
Common Stock                   Franklin Advisory Services, LLC                 78,000 - Direct (1)                    7.70%
                               777 Mariners Island Blvd
                               P.O. Box 7777 San Mateo, CA 94403-7777

Common Stock                   The Adirondack Trust Company,                  236,735 - Direct (2)                   23.42%
                               as Trustee of the Company's Employee
                               Retirement Plan and Trust
                               473 Broadway
                               Saratoga Springs, NY 12866

Common Stock                   Advisory Research, Inc.                         70,700 - Direct (3)                    7.00%
                               180 North Stetson St.
                               Suite 5780
                               Chicago, IL 60601

Common Stock                   Howard Pinsley,                                 46,634-Direct (4)                      5.65%
                               233 Ballston Avenue                             10,712-Indirect (4)
                               Saratoga Springs, NY 12866

----------
(1) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated February 4, 2004 filed with the Securities and Exchange Commission (the "SEC"). The Franklin statement indicated that Franklin's investment "advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of Common Stock shown in the table above for Franklin. The Franklin statement indicates that the Common Stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of Common Stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the Common Stock shown in the table for Franklin.

(2) The information as to the number of shares of Common Stock of the Company that may be deemed beneficially owned by The Adirondack Trust is from the Form 4 dated August 26, 2004 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, as directed by the ESOP Committee appointed by the Company's Board of Directors. As to the common shares allocated to participants, 236,735 shares as of August 26, 2004, the ESOP Trustee has the power to vote such shares as directed by such ESOP Committee to the extent the participants do not direct the manner in which such shares are to be voted.

(3) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by advisory clients of Advisory Research, Inc. ("Advisory") is from the
      Schedule 13G dated February 12, 2004 filed with the SEC. Advisory, a registered investment advisor, is deemed to have beneficial ownership of 70,700 shares of the Company's Common Stock as of February 12, 2004, all of which shares are held in Advisory investment companies, trusts and accounts. Advisory, in its role as investment advisor and/or manager, reported sole voting power with respect to 70,700 shares.

(4) This information is from Form 4 dated July 29, 2004. Indirect shares represent stock being held in the Company ESOP. Direct shares include options to acquire 4,000 shares of Common Stock which are exercisable within 60 days.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following information is furnished as of September 14, 2004 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

Title                               Name and Address of                       Amount and Nature                      Percent
Class                                Beneficial Owner                      of Beneficial Ownership                  of Class
-----                                ----------------                      -----------------------                  --------
Common Stock                        Paul J. Corr ....................           2,000-Direct (1)                          *

Common Stock                        William P. Greene ...............             100-Direct                              *

Common Stock                        Carl Helmetag ...................           3,400-Direct (1)                          *
                                                                                  500-Indirect (2)

Common Stock                        Garry M. Jones ..................             400-Direct (1)                          *
                                                                                4,923-Indirect (3)

Common Stock                        Peggy Murphy ....................             600-Direct (1)                          *
                                                                                3,644-Indirect (3)

Common Stock                        David A. O'Neil .................           3,200-Direct (1)                          *
                                                                                2,382-Indirect (3)

Common Stock                        Barry Pinsley ...................          34,830-Direct (1)                      3.78%
                                                                                3,370-Indirect (3,4)

Common Stock                        Howard Pinsley ..................          46,634-Direct (1)                      5.65%
                                                                               10,712-Indirect (3)

Common Stock                        Alvin O. Sabo ...................           1,100-Direct (1)                          *

Common Stock                        Seymour Saslow ..................           8,559-Direct (1)                          *

Common Stock                        Michael W. Wool .................           1,100-Direct (1)                          *

Common Stock                        Officers and Directors ..........         102,523-Direct (1)                     10.14%
                                    as a Group (13 persons)                    26,614-Indirect (2,3,4)

----------
*     Less than one percent

(1) Direct shares include options to acquire shares which are exercisable within 60 days as follows:

      Name of                  Exercisable                      Name of                  Exercisable
      Beneficial Owner           Options                        Beneficial Owner           Options
      ----------------         -----------                      ----------------         -----------
      Paul J. Corr                 1,000                        William P. Greene            600

      Carl Helmetag                  400                        Garry M. Jones               400

      Peggy Murphy                   600                        David A. O'Neil              800

      Barry Pinsley                1,000                        Howard Pinsley             4,000

      Alvin O. Sabo                  900                        Seymour Saslow             1,000

      Michael W. Wool              1,000

(2) Includes 500 shares owned by the trust of Molly K. Helmetag. As trustee of the trust, Mr. Helmetag is deemed beneficial owner, as defined in rule 13d-3, of the shares held by the trust. Excludes 806 shares owned by the spouse of Mr. Helmetag. Beneficial ownership is disclaimed by Mr. Helmetag.

(3) Includes shares allocated to named director or officer as of June 30, 2004 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(4) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley.

      There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. With each such payment, a portion of the Common Stock held by the ESOP is allocated to participating employees. As of June 30, 2004, there were 240,749 shares allocated to participants. The loan from the Company to the ESOP was repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, including Howard Pinsley who is also a director, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

      The Company paid the law firm of Langrock, Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $11,524 for legal services during the fiscal year ended June 30, 2004.

BOARD OF DIRECTORS' PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
            CHANGING THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS
         FROM NINE TO A NUMBER NOT LESS THAN THREE, NOR MORE THAN NINE.

      The current Article SEVENTH of the Company's Certificate of Incorporation reads:

      "The entire Board of Directors shall consist of nine members. The directors shall be divided into three classes, each class to consist of three directors. The term of office of the first class (Class A) shall expire at the first annual meeting of the Company after their election, the term of office of the second class (Class B) shall expire at the second succeeding annual meeting, and the third class (Class C) at the third succeeding annual meeting. At each annual meeting after the election of the first classified Board, directors shall be elected for a term of three years to replace those whose terms expire."

      The Board of Directors has determined that it is in the best interests of the Company and its shareholders that Article SEVENTH of the Company's Certificate of Incorporation be amended and restated to provide as follows:

      SEVENTH: The entire Board of Directors shall consist of not fewer than three persons and not more than nine persons, with the actual number to be determined in accordance with the by-laws. The directors shall be divided into three classes, Class A, Class B and Class C, and all classes shall be as nearly equal in number as possible. At each annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. The Class A directors at the time of the adoption of this Article SEVENTH, as amended, have a term expiring at the 2006 Annual Meeting. The Class B directors elected at the meeting of the adoption of this Article SEVENTH, as amended, will have a term expiring at the 2007 Annual Meeting. The Class C directors at the time of the adoption of this Article SEVENTH, as amended, have a term expiring at the 2005 Annual Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S
    CERTIFICATE OF INCORPORATION TO CHANGE THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS FROM NINE TO A NUMBER NOT LESS THAN THREE, NOR MORE THAN NINE.


                     BOARD OF DIRECTORS' PROPOSAL TO RATIFY
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, upon the recommendation of the Audit Committee, has recommended the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2005. KPMG LLP was engaged by the Company on September 25, 2003. Also upon the recommendation of the Audit Committee, on September 9, 2003, the Board notified PricewaterhouseCoopers LLP, the Company's independent public accountants for the fiscal year ended June 30, 2003, that the Company would not engage them as independent public accountants for the fiscal year ending June 30, 2004.

      The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with its audits for the two fiscal years ended June 30, 2003 and 2002 and through September 9, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in the reports of PricewaterhouseCoopers LLP on the financial statements for such years.

      During the two fiscal years ended June 30, 2003 and 2002 and through September 9, 2003, there have been no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

      The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing statements. Attached as Exhibit 16.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 16, 2003, is a letter from PricewaterhouseCoopers LLP stating that it agrees with such statements that concern PricewaterhouseCoopers LLP.

      The Company engaged KPMG LLP as the Company's independent public accountants effective September 25, 2003. During the Company's two fiscal years ended June 30, 2003 and 2002 and the subsequent interim period prior to engaging KPMG LLP, neither the Company nor anyone on its behalf consulted with KPMG LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

      Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of KPMG LLP as independent public accountants for the fiscal year ending June 30, 2005. The Company is advised by said firm that neither KPMG LLP nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

      A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2005.

      The Company's Audit Committee has policies and procedures for pre-approving all audit and non-audit work performed by PricewaterhouseCoopers LLP, the auditor of the Company's annual financial statements for the fiscal year ended June 30, 2003 and performed and to be performed by KPMG LLP for the fiscal year ended June 30, 2004 and 2005. Specifically, the Audit Committee has pre-approved the use of KPMG LLP for performance of audit services and detailed, specific types of services within the following categories of audit related and tax services. In each other case, the Audit Committee requires management to obtain specific pre-approval from the Audit Committee for any other work to be performed by KPMG LLP.

      The    aggregate    fees    billed   for    professional    services    by
PricewaterhouseCoopers LLP and KPMG LLP in the fiscal years ended June 30, 2003 and 2004, respectively, for these various services were:

                TYPES OF FEES                     2003              2004
                                             Amount Billed     Amount Billed
                                             -------------     -------------

                (1) Audit Fees                  $ 64,815          $ 97,515

                (2) Audit Related Fees             4,100             6,100

                (3) Tax Fees                      11,040            12,580

                (4) All Other Fees                  None              None
                                                --------          --------

                Total                           $ 79,995          $116,195
                                                ========          ========

      In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services for the audit of the Company's financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are related to the performance of the audit of the Company's employee benefit plan financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories. 100% of the services set forth in sections (1) through (3) above were approved by the Audit Committee in accordance with its charter.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.

                                 ANNUAL REPORTS

      The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2004, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

      A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2004 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2004 can also be viewed electronically through a link at the Company's website (www.espey.com).

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2005 Annual Meeting must be received by the Company at its principal executive office no later than June 13, 2005, if it is to be included in the Company's 2005 proxy statement and proxy form. In addition, the Company's bylaws outline procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings.


                               PROXY SOLICITATION

      The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.


                                             By Order of the Board of Directors,


                                                       HOWARD PINSLEY
                                             President, Chief Executive Officer
                                             and Chairman of the Board

October 12, 2004
Saratoga Springs, New York

                                   APPENDIX A                          Exhibit A

                         ESPEY MFG. & ELECTRONICS CORP.
                             AUDIT COMMITTEE CHARTER

      Purpose

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by over viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis.

      Membership and Meetings

      The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of applicable American Stock Exchange rules and regulations.

      Accordingly, all of the members will be directors:

      1. Who have no material relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the outside auditors separately to discuss any matters that the Committee believes should be discussed privately.

      Key Responsibilities

      The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal accounting and audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These foundations are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

      o The Committee shall review the management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61.

      o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

The Committee shall:

      o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

      o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

      o recommend that the Board take appropriate action, if necessary, to oversee the independence of the outside auditors.

The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Maintain minutes of meetings of the Committee.

Report to the Board subsequent to meetings of the Committee.

                                                                       Exhibit B

                         ESPEY MFG. & ELECTRONICS CORP.
                          NOMINATING COMMITTEE CHARTER
                          ----------------------------

      I. PURPOSE

      The nominating committee, composed of three (3) directors, all of whom shall be "independent directors" as defined in the by-laws of the Company, shall identify and recommend to the Board of Directors (the "Board") individuals for nomination to fill vacancies in, and for renomination to, positions as directors of the Company.

      II. APPOINTMENT AND REMOVAL

      The members of the nominating committee shall be appointed by the Board, which shall also designate a chairman of the nominating committee. Nominating committee members shall serve until their successors are duly elected and qualified or until their resignation or removal. The members of the nominating committee may be removed, with or without cause, by a majority vote of the Board.

      III. MEETINGS

      The nominating committee shall meet as frequently as circumstances dictate. Meetings may be called by the chairman of the Board or by any member of the nominating committee. Meetings of the nominating committee may be held telephonically.

      The nominating committee may invite to its meetings such persons it deems appropriate in order to carry out its responsibilities. The nominating committee may also exclude from meetings of the nominating committee any persons it deems appropriate in order to carry out its responsibilities.

      IV. RESPONSIBILITIES AND DUTIES

      The nominating committee may consult with the Corporation's attorneys in carrying out its responsibilities and shall have the authority to retain experts and search firms as it deems appropriate, including the authority to approve the fees payable to such parties. The nominating committee shall have the following functions in carrying out its responsibilities as set forth in Section I of this
Charter:

      1. Establishing criteria for the selection of new directors to serve on the Board.

      2. Identifying individuals believed to be qualified as candidates to serve on the Board and recommending to the Board the candidates for all directors positions to be filled by the Board or by the shareholders at an annual or special meeting in accordance with the Company's by-laws. In identifying candidates for the Board, the nominating committee shall take into account all factors that it considers appropriate, including, without limitation: (a) ensuring that the Board consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including experience that could qualify a director as a "financial expert" as that term is defined by the rules of the United States Securities and Exchange Commission (the "SEC")), local or community ties, (b) individual qualifications such as strength of character, familiarity with the Company's business and industry, independence and ability to work collegially,
            (c) recommendations from the Company's chief executive officer, which may include recommendations for Board membership by other senior members of management. It is anticipated that the nominating committee will consider the extent to which a particular candidate would fill a present need on the Board.

      3. Making recommendations to the Board as to whether the Board should adopt age or term limits or other retirement policies.

      4. Evaluating candidates for nomination to the Board, including those recommended by shareholders.

      5.    Conducting   appropriate   inquiries   into  the   backgrounds   and
            qualifications of possible candidates.

      6. Considering matters of independence, possible conflicts of interest of members of the Board and executive officers and whether candidates for the Board have special interests that might impair their ability to represent the interests of all shareholders or interact collegially with the other directors.

      7. Maintaining minutes or other records of meetings and activities of the nominating committee and reporting regularly to the Board concerning the meetings and activities of the nominating committee.

      V. ANNUAL PERFORMANCE EVALUATION

      The nominating committee shall, periodically, perform a self-review and evaluation as to its performance and the performance of its members. The nominating committee shall make recommendations to the Board concerning such improvements to and amendments of this Company's certificate of incorporation as the nominating committee considers necessary, appropriate or valuable to the Company.


                                      B-2

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

C
O
M
M
O
N

                                 PROXY FOR THE
                      2004 ANNUAL MEETING OF SHAREHOLDERS
                               November 12, 2004
The undersigned hereby appoints Carl Helmetag and Alvin Sabo as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders to be held on November 12, 2004 or any adjournment thereof.

Please be sure to sign and date
this Proxy in the box below.


Date

Stockholder sign above

Co-holder (if any) sign above



1. TO ELECT TWO CLASS B DIRECTORS TO SERVE FOR A THREE YEAR TERM OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

[_] FOR all nominees listed below
   (except as marked to the contrary below)
[_] WITHHOLD AUTHORITY
    to vote for all nominees listed below

WILLIAM P. GREENE

SEYMOUR SASLOW

The Board of Directors recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

2. TO VOTE ON THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION changing the number of members of the Board of Directors from nine to a number not less that three nor more than nine.

[_]  FOR           [_] AGAINST           [_]  ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

3. TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent public accountants of the Company for fiscal year ending June 30, 2005.

[_]  FOR           [_] AGAINST           [_]  ABSTAIN

          The Board of Directors recommends a vote FOR this proposal.
              No other business may be transacted at the meeting.




--------------------------------------------------------------------------------
      Detach here, sign, date and mail in postage paid envelope provided.

                         ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


----------------------------------------

----------------------------------------

----------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

E
S
O
P
P
L
A
N

                                 PROXY FOR THE
                      2004 ANNUAL MEETING OF SHAREHOLDERS
                               November 12, 2004

The undersigned hereby appoints Carl Helmetag and Alvin Sabo as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders to be held on November 12, 2004 or any adjournment thereof.


Please be sure to sign and date
this Proxy in the box below.


Date

Stockholder sign above

Co-holder (if any) sign above


1. TO ELECT TWO CLASS B DIRECTORS TO SERVE FOR A THREE YEAR TERM OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

[_] FOR all nominees listed below
   (except as marked to the contrary below)
[_]   WITHHOLD AUTHORITY
  to vote for all nominees listed below

WILLIAM P. GREENE

SEYMOUR SASLOW

The Board of Directors recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

2. To vote on the approval of an Amendment to the Company's Certificate of Incorporation changing the number of members of the Board of Directors from nine to a number not less that three nor more than nine.

[_]  FOR           [_] AGAINST           [_]  ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

3. To RATIFY the appointment of KPMG LLP as the independent public accountants of the Company for fiscal year ending June 30, 2005.

[_]  FOR           [_] AGAINST           [_]  ABSTAIN

The Board of Directors recommends a vote FOR this proposal.
No other business may be transacted at the meeting.



--------------------------------------------------------------------------------
      Detach here, sign, date and mail in postage paid envelope provided.

                         ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

----------------------------------------

----------------------------------------

----------------------------------------




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